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                                                                   EXHIBIT 10.11

                          SMARTALK TELESERVICES, INC.

                           1996 STOCK INCENTIVE PLAN



1.   PURPOSE OF THE PLAN

     The purpose of the SmarTalk TeleServices Inc. 1996 Stock Incentive Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain employees, advisors, directors and consultants of the Company, and to provide a means to encourage stock ownership and a proprietary interest in the Company by employees, advisors, directors and consultants to the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.   DEFINITIONS

     (a) "Award" means an award of an Option, Restricted Stock, Stock Appreciation Right, Performance Award or Phantom Stock granted under the Plan.

     (b) "Award Agreement" means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Change of Control" shall be deemed to occur upon a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the Compensation Committee of the Board, unless the Board appoints another committee to administer the Plan under Section 4 hereof.

     (g)  "Common Stock" means the no par value common stock of the Company.

     (h)  "Company" means SmarTalk TeleServices, Inc., a California corporation.
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     (i)  "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify that the Award becomes effective.

     (j) "Eligible Person" means an Employee, advisor, director and consultant of the Company or any of its Subsidiaries.

     (k) "Employee" means any person who is an employee of the Company or of any of its Subsidiaries.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m)  "Fair Market Value" means

          (i) If the Common Stock is listed on any established stock exchange or a national market system including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

     (n) "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify under section 422 of the Code and the Treasury Regulations thereunder.

     (o) "Nonqualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

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     (p)  "Option" means an Incentive Stock Option or a Nonqualified Stock
Option granted under Section 6 hereof.

     (q) "Participant" means any Eligible Person who has received an Award under the Plan.

     (r) "Permanent Disability" shall mean that the Participant is unable to substantially perform the Participant's duties to the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

     (s) "Phantom Stock" means an Award under Section 10 hereof entitling a Participant to a payment at the end of a vesting period of a unit value based on the Fair Market Value of a share of Common Stock.

     (t) "Plan" means the 1996 Stock Incentive Plan as set forth herein, as it may be amended from time to time.

     (u) "Performance Award" means an Award made under Section 9 hereof entitling a Participant to a payment based on the value of Common Stock (a "Performance Share") or based on specified dollar units (a "Performance Unit") at the end of a performance period if certain conditions as may be established by the Committee are satisfied.

     (v) "Restricted Stock" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

     (w) "Stock Appreciation Right" or "SAR" means an Award under Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

     (x) "Subsidiary" means a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     3.1  Number of Shares.  Subject to the following provisions of this Section
          ----------------
3, the aggregate number of shares of Common Stock that may be issued or transferred or exercised pursuant to Awards under the Plan is (i) the lesser of
(a) 7,087,991 shares of Common Stock and (b) the

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number of shares equal to 9% of the then outstanding shares of Common Stock minus (ii) the number of shares of Common Stock issued or issuable pursuant to options exercised or outstanding under the Company's 1996 Nonqualified Stock Option Plan. The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from shares of Common Stock held in the Company's treasury. If any share of Common Stock that is the subject of an Award is not issued or transferred and ceases to be issuable or transferable for any reason, such share of Common Stock will no longer be charged against such maximum share limitation and may again be made subject to Awards under the Plan.

     3.2  Adjustments.  If there shall occur any recapitalization,
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reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any similar corporate transaction or event in respect of the Common Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause a proportionate adjustment to be made in (i) the maximum number and kind of shares provided in Section 3.1 hereof, (ii) the number and kind of shares, units, or other securities subject to the then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions, (iv) the performance targets or goals appropriate to any other outstanding Performance Awards, or (v) any other terms that are affected by the event.

4.   ADMINISTRATION OF THE PLAN

     4.1  Committee Members.  The Plan will be administered by the Committee,
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which will consist of two or more persons who satisfy the requirements for a
"non-employee director" under Rule 16b-3 promulgated under section 16 of the Exchange Act. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Board nor the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

     4.2  Discretionary Authority.  Subject to the express limitation of the
          -----------------------
Plan, the Committee has authority in its discretion to determine the Eligible Persons to whom, and

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the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable and the duration of the Award. The Committee also has discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to determine the terms and provisions of the respective Award Agreements and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     4.3  Changes to Awards.  The Committee shall have the authority to effect,
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at any time and from time to time, with the consent of the affected
Participants, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards or (ii) the amendment of the terms of any and all outstanding Awards.
The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time.

          4.4  Financial Reports.  Not less often than annually, the Company
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shall furnish to Participants reports of its financial condition, unless such
Participants have access to equivalent information through their employment or through public records. Such reports need not be audited.

5.   ELIGIBILITY AND AWARDS

     All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, and the type and amount of Award to be granted. Each Award will be evidenced by an Award Agreement as described in Section 11 hereof between the Company and the Participant that may include any terms and conditions consistent with the Plan as the Committee may determine.

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6.   STOCK OPTIONS

     6.1  Grant of Option; Exercise Price.  An Option may be granted to any
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Eligible Person selected by the Committee; provided, however, that only
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Employees meeting the requirements of Treasury Regulation (S) 1.421-7(h) shall be eligible for Awards of Incentive Stock Options. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option. The exercise price of the Option shall be determined by the Committee; provided, however, that the exercise price of an
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Incentive Stock Option shall not be less than 100 percent of the Fair Market
Value of the Common Stock subject to the Option on the Date of Grant.

     6.2  Vesting; Term of Option.  The Committee, in its sole discretion, shall
          -----------------------
prescribe in the Award Agreement for a Participant the time or times at which an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. Notwithstanding the foregoing, all such Options shall vest at a rate of at least 20 percent per year over five years from the Date of Grant. An Option may become vested and exercisable upon a Participant's retirement, death disability or other event to the extent provided in an Award Agreement. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award Agreement.

     6.3  Vesting; Change of Control.  In the event of a Change of Control, each
          --------------------------
outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a Change of Control, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     6.4  Option Exercise; Withholding.  An Option may be exercised in whole or
          ----------------------------
in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its

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principal office, and payment in full to the Company at said office of the amount of the exercise price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the exercise price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Committee, in Common Stock (not subject to limitations on transfer) valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise or (iii) at the discretion of the Committee, by a combination of such cash and such Common Stock. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company in cash or, at the discretion of the Committee, in Common Stock the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of such Participant resulting from such exercise.

     6.5  Effect of Termination of Employment.
          -----------------------------------

     (a) Except by Death or Disability.  If a Participant is an Employee of the
         -----------------------------
Company on the Date of Grant and the Participant's full-time employment with the Company terminates for any reason other than his or her death or Permanent Disability, then his or her vested Option(s) shall expire within ninety (90) days of such occurrence. Such a Participant may exercise all or part of the vested portion of his or her Option(s) at any time after the date on which such Option(s) may be exercised and before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before such Participant's full-time employment terminated. The unvested balance of such Option(s) shall lapse when such Participant's full-time employment terminates.

     (b) Death or Permanent Disability.  If a Participant who is an Employee of
         -----------------------------
the Company dies or becomes Permanently Disabled subsequent to the vesting of an Option and prior to the expiration date of such Option, then the vested portion of his or her Option(s) shall expire on the date six (6) calendar months after his or her death or the date six (6) calendar months after such Participant becomes Permanently Disabled. In the case of a Participant who is not an Employee of the Company and who dies or becomes Permanently Disabled subsequent to the vesting of an Option and prior to the expiration date of such Option, the vested portion of his or her Option(s) shall expire on the date six (6) calendar months after his or her death or the date six (6) calendar months after such Participant becomes Permanently Disabled.

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     Notwithstanding the provisions of Section 13.1, below, all or part of the vested portion of the Participant's Option(s) may be exercised at any time after the Option(s) become exercisable and before the expiration date of such vested portion of the Option(s) pursuant to the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such vested portion of the Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such vested portion of the Option(s) had become exercisable before his or her death or became exercisable as a result of her or her death. The unvested balance of such Option(s) shall lapse when the Participant dies.

     6.6  Additional Rules for Incentive Stock Options.
          --------------------------------------------

     (a) Annual Limits.  No Incentive Stock Option shall be granted to a
         -------------
Participant as a result of which the aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which incentive stock options are exercisable for the first time in any calendar year under the Plan, and any other stock option plans of the Company, any Subsidiary or any parent corporation, would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

     (b) Termination of Employment.  Any Incentive Stock Option granted under
         -------------------------
the Plan shall be subject to such limitations on the period of exercise following termination of employment, including such special rules relating to death and disability, as shall be determined by the Committee to be consistent with section 422 of the Code and Treasury Regulations thereunder and set forth in the applicable Award Agreement.

     (c) Ten-Percent Owners.  Notwithstanding any other provisions of this Plan
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to the contrary, in the case of an Incentive Stock Option granted to an Employee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, its parent, if any, or any Subsidiary, as determined under sections 422(b)(6) and 424(d) of the Code, (i) the period during which any such Incentive Stock Option may be exercised shall not be greater than five years from the Date of Grant and (ii) the exercise price of such Incentive Stock
Option shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant.

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     (d) Disqualifying Dispositions.  If shares of Common Stock acquired by
         --------------------------
exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

7.   STOCK APPRECIATION RIGHTS

     7.1  Grant of SARs.  A Stock Appreciation Right granted to a Participant is
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an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of the Common Stock over a base price established for the Award, payable in cash, Common Stock or such other form or combination of forms of payout, exercisable at such time or times and upon conditions as may be approved by the Committee.

     7.2  Tandem SARs.  A Stock Appreciation Right may be granted in connection
          -----------
with an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described below. Such Option will, to the extent and when surrendered, cease to be exercisable. An SAR granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires. Upon the exercise of an SAR granted in connection with an Option, the holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference between the exercise price of a share of Common Stock specified in the related Option and the Fair Market Value of a share of Common Stock on the date of exercise of such SAR, by (ii) the number of shares as to which such SAR will have been exercised.

     7.3  Freestanding SARs.  A Stock Appreciation Right may be granted without
          -----------------
relationship to an Option and, in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of an SAR granted without relationship to an Option shall be determined by the Committee in its sole discretion. An SAR granted without relationship to an Option will entitle the holder, upon

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exercise of the SAR, to receive payment of an amount determined by multiplying:
(i) the difference between the base price of the SAR and the Fair Market Value of a share of Common Stock on the date of exercise of such SAR, by (ii) the number of shares as to which such SAR will have been exercised.

     7.4  Payment of SARs.  Payment of the amount determined under Section 7.2
          ---------------
or 7.3 hereof may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise or in a combination of cash and shares of Common Stock.

8.   RESTRICTED STOCK

     8.1  Grants of Restricted Stock.  An award of Restricted Stock to a
          --------------------------
Participant represents shares of Common Stock that are issued subject to restrictions on transfer and such other restrictions on incidents of ownership and forfeiture conditions as the Committee may determine. The restrictions imposed upon Restricted Stock will lapse in accordance with a schedule or other conditions as determined by the Committee. The Committee may, in connection with an award of Restricted Stock, require the payment of a specified purchase price.

     8.2  Restrictions.  Shares of Restricted Stock may not be transferred,
          ------------
assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or expire or unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Stock granted or sold pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire. Each certificate representing Restricted Stock granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed. The Committee may impose such conditions on any shares of Restricted Stock as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     8.3  Rights as Stockholder.  Subject to the foregoing provisions of this
          ---------------------
Section 8 and the applicable Award Agreement, Section 8.1 hereof, the holder will have all rights of a shareholder with respect to shares of Restricted Stock granted to him or her, including the right

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to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted.

     8.4  Section 83(b) Election.  If a Participant makes an election pursuant
          ----------------------
to section 83(b) of the Code, the Participant shall be required to promptly file a copy of such election with the Company.

9.   PERFORMANCE AWARDS

     9.1  Grant of Performance Awards.  The Committee may grant Performance
          ---------------------------
Awards, which shall be denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in specified dollar units (Performance Units). At the time of a Performance Award grant, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the date of the grant. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences.

     9.2  Payment of Performance Awards.  At the end of the performance period,
          -----------------------------
the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or Common Stock (valued at its Fair Market Value at the time of payment) or a combination of cash and Common Stock. In the case of Performance Shares, the Committee may provide that during a performance period a Participant shall be paid with respect to each Performance Share a cash amount in the same amount and at the same time as a dividend is paid on a share of Common Stock.

10.  PHANTOM STOCK

     10.1 Grant of Phantom Stock.  Phantom Stock is an Award to a Participant of
          ----------------------
a number of hypothetical share units with respect to shares of Common Stock, with an initial value based on the Fair Market Value of the Common Stock on the Date of Grant. Phantom Stock shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the vesting period of the Phantom Stock and the maximum value of the Phantom Stock, if any. No vesting period shall exceed 10 years from the date of the grant.

     10.2 Payment of Phantom Stock.  At the end of the vesting period applicable
          ------------------------
to Phantom Stock granted to a Participant, a cash amount equivalent in value to the Fair Market Value of one share of Common Stock on the last day of the vesting period, subject to any maximum value determined by the Committee at the time of grant, shall be paid with respect to each such Phantom Stock unit to the Participant. The Committee may provide that during the vesting period a Participant shall be paid with respect to each Phantom Stock unit, cash amounts in the same amount and at the same time as a dividend on a share of Common Stock.

11.  AWARD AGREEMENTS

     11.1 Form of Agreement.  Each Award under this Plan shall be evidenced by
          -----------------
an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award and, in the case of Performance Awards, the applicable performance goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

     11.2 Termination of Employment.  The Award Agreements may include
          -------------------------
provisions describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or other services to the Company, including any provisions relating to the vesting, exercisability, acceleration, forfeiture or cancellation of the Award in these circumstances, including such provisions as required for Incentive Stock Options pursuant to Section 6.4(b) thereof.

     11.3 Contract Rights.  Any obligation of the Company to any Participant
          ----------------
with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Company by its authorized representative. By executing the Award

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Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates.

12.  EFFECTIVE DATE, TERMINATION AND AMENDMENT

     12.1 Effective Date.  The Plan shall become effective on the date of its
          --------------
adoption by the Board; provided, however, that no Incentive Stock Option shall
                       --------  -------
be exercisable by a Participant unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board.

     12.2 Termination.  The Plan shall terminate on the date immediately
          -----------
preceding the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's stockholders. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

     12.3 Amendment.  The Board may at any time and from time to time and in any
          ---------
respect, amend or modify the Plan. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

13.  GENERAL PROVISIONS

     13.1 Non-assignability.  Awards under the Plan shall not be assignable nor
          -----------------
transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant the Award shall be exercised only by such Participant or by his or her guardian or legal representative.

     13.2 Rights as Stockholder.  A Participant shall have no rights as a holder
          ---------------------
of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or similar economic benefits.

     13.3  Employment.  Nothing in the Plan, in the grant of any Award or in any
           ----------
Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise serves the Company or any Subsidiary.

     13.4 Securities Laws.  No shares of Common Stock will be issued or
          ---------------
transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     13.5 Tax Withholding.  The Participant shall be responsible for payment of
          ---------------
any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award and these obligations shall be paid by the Participant on or prior to the payment of the Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

     13.6 Other Compensation and Benefit Plans.  The adoption of the Plan shall
          ------------------------------------
not affect any other stock incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

     13.7 Plan Binding on Successors.  The Plan shall be binding upon the
          --------------------------
Company, its successors and assigns, and the Participant, his or her executor, administrator and permitted transferees.

     13.8 Construction and Interpretation.  Whenever used herein, nouns in the
          -------------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

     13.9 Severability.  If any provision of the Plan or any Award Agreement
          ------------
shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     13.10     Governing Law.  The validity and construction of this Plan and of
               -------------
the Award Agreements shall be governed by the laws of the State of California.

                              ------------------

          This SmarTalk TeleServices, Inc. 1996 Stock Incentive Plan was duly adopted and approved by the Board of Directors of this SmarTalk TeleServices, Inc. on the 15th day of August, 1996.

/s/ Glen Andrew Folck
- ----------------------------------------------------
[Assistant Secretary] of SmarTalk TeleServices, Inc.


          This SmarTalk TeleServices, Inc. 1996 Stock Incentive Plan was duly approved by the stockholders of this SmarTalk TeleServices, Inc. on the 15th day of August, 1996.

/s/ Glen Andrew Folck
- ----------------------------------------------------
[Assistant Secretary] of SmarTalk TeleServices, Inc.